UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2016

SUTHERLAND ASSET MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1140 Avenue of the Americas, 7th Floor

New York, NY 10036

(Address of principal executive offices))

(Zip Code)

Registrant's telephone number, including area code: (212) 257-4600

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 (this “Form 8-K/A”) amends the Current Report on Form 8-K of Sutherland Asset Management Corporation (the “Company”) originally filed with the Securities and Exchange Commission on November 4, 2016 (the “Original Filing”) regarding the October 31, 2016 merger of the Company (then named "ZAIS Financial Corp.") and Sutherland Asset Management Corporation, a Maryland Corporation (the “Prior Entity”), and the related change of the Company's name to "Sutherland Asset Management Corporation".  The sole purpose of this amendment is to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, which were excluded from the Original Filing in reliance on paragraphs (a)(4) and (b)(2), respectively, of that Item.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Unaudited consolidated balance sheet of the Prior Entity as of September 30, 2016 and the related unaudited consolidated statements of operations for the three and nine months ended September 30, 2016 and September 30, 2015, consolidated statement of changes in members' equity for the nine months ended September 30, 2016, and consolidated statements of cash flows for the nine months ended September 30, 2016 and September 30, 2015 are filed herewith as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

The following unaudited pro forma financial information and the related notes are filed herewith as Exhibit 99.2 to this Current Report on Form 8-K/A.

(i)  unaudited pro forma condensed combined balance sheet as of September 30, 2016;

(ii) unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2016; and

(iii) unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015.

(c) Exhibits

Exhibit No.	Description

99.1	Unaudited historical consolidated financial statements

99.2	Unaudited pro forma condensed combined financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTHERLAND ASSET MANAGEMENT CORPORATION

By:	/s/ Frederick C. Herbst
Name: Frederick C. Herbst
Title: Chief Financial Officer

Date: November 23, 2016